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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
RiverSource Disciplined International Equity Fund (Dec. 30, 2009)    S-6506-99 F

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio managers have been changed. This change results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies and Fund Management and Compensation sections of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following changes are hereby made to the Fund's prospectus:

The description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Fred Copper, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since September 2005. Prior to 2005, Mr. Copper was a senior vice president at Putnam Investments from March 2001 to September 2005.

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund's portfolio. The investment manager considers, among other factors:

- businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

- various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The investment manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

- a company's current operating margins relative to its historic range and future potential.

- potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

The investment manager may sell a security when the security's price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.

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The Fund will normally have exposure to foreign currencies. The investment manager closely monitors the Fund's exposure to foreign currency. The investment manager may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

The investment manager may also use derivative instruments, such as options, futures, forward contracts or swaps, to produce incremental earnings, to increase flexibility, to gain exposure to a segment of the market or to hedge against existing positions.

                                                               S-6506-4 A (5/10)